                                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Charles D. Morgan and
Rodger S. Kline, or either of them, his or her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3, and any or all amendments or supplements thereto
(including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Acxiom Corporation (the "Company") with respect to the shelf registration of up to
$175,000,000 of convertible debt securities and shares of the Company's common stock, $.10 par value, and rights to acquire such common stock pursuant to the Rights Agreement dated January 28, 1998, issuable upon conversion of such convertible debt securities (and such additional amount of all such securities as may be registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand as of this 6th day of February, 2002.

                                                     Signed:  /s/ Caroline Rook
                                                            -----------------------------------
                                                     Name:    CAROLINE ROOK

                                                     Signed:  /s/ General Wesley Clark
                                                            -----------------------------------
                                                     Name:    GENERAL WESLEY CLARK

                                                     Signed:  /s/ Dr. Ann H. Die
                                                            -----------------------------------
                                                     Name:    DR. ANN H. DIE

                                                     Signed:  /s/ William T. Dillard II
                                                            -----------------------------------
                                                     Name:    WILLIAM T. DILLARD II

                                                     Signed:  /s/ Harry C. Gambill
                                                            -----------------------------------
                                                     Name     HARRY C. GAMBILL

                                                     Signed:  /s/ William J. Henderson
                                                            -----------------------------------
                                                     Name:    WILLIAM J. HENDERSON

                                                     Signed:  /s/ Rodger S. Kline
                                                            -----------------------------------
                                                     Name:    RODGER S. KLINE

                                                     Signed:  /s/ Thomas F. (Mack) McLarty, III
                                                            -----------------------------------
                                                     Name:    THOMAS F. (MACK) McLARTY, III

                                                     Signed:  /s/ Charles D. Morgan
                                                            -----------------------------------
                                                     Name:    CHARLES D. MORGAN

                                                     Signed:  /s/ Stephen M. Patterson
                                                            -----------------------------------
                                                     Name:    STEPHEN M. PATTERSON

                                                     Signed:  /s/James T. Womble
                                                            -----------------------------------
                                                     Name:    JAMES T. WOMBLE